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                                                                  Exhibit 10.19

           THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES
           ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR
             SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF,
              UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT
            ACT OR AN OPINION OF COUNSEL TO THE COMPANY IS OBTAINED
              STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH
                 AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION.

                               _________________


                              JAKKS PACIFIC, INC.


             (Incorporated under the laws of the State of Delaware)

          Void after 5:00 P.M., Pacific Coast Time, on January 8, 2002

                                                   Warrant to Purchase 150,000
                                                   Shares of Common Stock

               Warrant for the Purchase of Shares of Common Stock

                                                   January 8, 1997

         FOR VALUE RECEIVED, JAKKS Pacific, Inc., a Delaware corporation (the "Company"), hereby certifies that Joseph Charles & Associates, Inc. (the "Holder") is entitled, subject to the provisions of this warrant (this "Warrant"), to purchase, from the Company, during the period commencing on January 8, 1997, and expiring at 5:00 P.M. Pacific Coast time on January 8, 2002, up to 150,000 fully paid and non-assessable shares of Common Stock of the Company at a price of $7.50 per share (the "Exercise Price").

         The term "Common Stock" means the common shares, $.001 par value, of the Company. The shares of Common Stock deliverable upon such exercise, are hereinafter sometimes referred to as "Warrant Stock."

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and of the cancellation of this Warrant, the Company shall execute and deliver a new Warrant of like tenor and date.

         The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held, subject to all of the conditions, limitations and provisions set forth herein.

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         1.      Exercise of Warrant.  This Warrant may be exercised in whole or in part at any time, or from time to time, during the period commencing on January 8, 1997 and expiring 5:00 P.M. Pacific Coast time on January 8, 2002 or, if such day is a day on which banking institutions in the City of Malibu, California are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such Form and instruments of transfer, if appropriate, duly executed by the Holder or his duly authorized attorney. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant.

         2. Reservation of Shares. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock from time to time receivable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable shares of the Company.

         3.      Absence of Registration under Securities Act of 1933.

                 3.1 Absence of Registration under Securities Act of 1933. The shares of Common Stock issuable upon exercise of this Warrant are not, as of the date hereof, registered under the Securities Act of 1933, as amended (the "Act"). The Warrant Stock, if not previously registered, will be registered under the Act at the time of, and together with, the registration of shares of Common Stock issued upon conversion of debentures date December 31, 1996 held by Renaissance Capital Growth & Income Fund III, Inc. and Renaissance US Growth & Income Trust PLC.

                 3.2 Restrictions on Transferability. The Warrant Stock and this Warrant may be sold or otherwise disposed of only in accordance with the provisions of Section 8 hereof.

         4.      Piggyback Registration Rights



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                 4.1      Except for the registration statement which the
Company is currently planning to file with respect to a proposed underwritten offering of its common stock by Cruttenden Roth Incorporated, if during the period commencing on January 8, 1997 and ending January 8, 2002, the Company proposes for any reason to register any of its securities under the Act (other than pursuant to a Registration Statement on Forms S-8, S-4 or similar or successor forms), it shall each such time promptly give written notice to the Holder of its intentions to do so, and, upon the written request, given within fifteen (15) days after the mailing of any such notice of the Holder to register its Warrant Stock (which request shall specify the number of shares of the Holder's Warrant Stock requested to be registered as part of such Registration Statement), the Company shall, unless such Warrant Stock shall previously have been registered by the Company under the Act, use its best efforts to cause all of the shares of Warrant Stock the Holder requested to be registered, to be registered as part of the Registration Statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the Holder of such registered shares of Warrant Stock through the public securities markets.

                 4.2      In the event that the proposed registration under
Section 4.1 hereof is, in whole or in part, an underwritten public offering of securities, any request by the Holder to register its Warrant Stock may specify that they are to be included in the underwriting on the same terms and conditions as like shares, if any, otherwise being sold through underwriters under such registration; provided, however, that, as to any registration pursuant to Section 4.1 hereof, if the managing underwriter(s) of such proposed public offering determine(s) and advise(s) that the inclusion of all or any part of the Warrant Stock proposed to be included in the underwritten public offering would interfere with or adversely affect the successful marketing of the securities originally intended to be underwritten, then the number of shares of Warrant Stock to be offered for the account of the Holder shall be eliminated from or reduced or limited in such Registration Statement to the amount, if any, recommended by such managing underwriter(s).

         5. Restrictive Legends. Upon exercise of this Warrant and the issuance of Warrant Stock, each certificate shall bear on the face thereof (unless otherwise permitted by the provisions of Section 8 hereof) the following legend (in addition to any legend required under applicable state securities laws):

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THESE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFER OR SALE IS EXEMPT FROM THE





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         REGISTRATION  REQUIREMENTS OF SAID ACT AND IS IN COMPLIANCE WITH
         APPLICABLE STATE SECURITIES LAWS."

         6. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, and the Holder hereof hereby waives its right to receive such fractional shares or scrip representing fractional shares or to receive any payment in lieu thereof.

         7. Exchange, Transfers, Assignment of Warrant. This Warrant is not registered under the Act nor under any applicable state securities law or regulation. This Warrant cannot be exchanged, transferred or assigned, except in accordance with the provisions of Section 8 hereafter. Upon such event and upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled.

         8. Notice of Transfer. By acceptance of this Warrant or of any Warrant Stock, the Holder agrees, prior to any transfer of this Warrant or of such Warrant Stock, to give written notice to the Company of the Holder's intention to effect such transfer and to comply in all other respects with the provisions of this Section 7. Each such notice shall describe the manner and circumstances of the proposed transfer and shall be accompanied by the written opinion, addressed to the Company, of counsel for the Holder as to whether in the opinion of such counsel (which opinion shall be satisfactory to counsel for the Company) such proposed transfer involves a transaction that does not require the registration of this Warrant or the Warrant Stock under the Act.
If in the opinion of such counsel and counsel for the Company, the proposed transfer of this Warrant or the Warrant Stock may be effected without registration under the Act, the Holder shall thereupon be entitled to transfer such Warrant or Warrant Stock in accordance with the terms of the notice delivered by it to the Company. Each certificate or other instrument evidencing the securities issued upon the transfer of this Warrant or the Warrant Stock (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legend described in
Section 5 hereof unless (a) in the opinion of such counsel and counsel for the Company registration of future transfers is not required by the applicable provisions of the Act or (b) the Company shall have waived the requirement of such legends; provided, however, that such legend shall not be required on any certificate or other instrument evidencing the securities issued upon such transfer in the event that in the opinion of counsel for the Company such transfer shall be made in compliance with the requirements of Rule 144 (as amended from time to time) promulgated under the Act (or successor Rule thereto). The Holder shall not transfer this Warrant or the Warrant Stock until such opinion of counsel has been given to the Company (which opinion shall be satisfactory to counsel for the Company), unless such opinion is waived by the Company.





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         9.      Rights of the Holder.  The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

         10.     Anti-Dilution.

         10.1 Adjustments. In the event that the Company shall have effected one or more stock splits, reverse splits, or readjustments, stock dividends, or other increases or reductions of the number of outstanding shares of Common Stock of the Company, or issued as dividends on the outstanding shares of Common Stock of the Company other securities convertible into shares of Common Stock of the Company, without receiving compensation therefor in money, services or property (any such event being hereinafter referred to as a "Dilutive Event"), the Holder shall be entitled to receive for the aggregate payments to be made by him for the Warrant Stock, the number of shares of Common Stock or other securities the Holder would have been entitled to receive as a result of any such Dilutive Event if he had immediately prior to such Dilutive Event exercised this Warrant and paid for and received the Warrant Stock.

         10.2 Merger, Consolidation or Recapitalization. In the event of the recapitalization, merger or consolidation of the Company with or into another corporation the Holder shall be entitled to receive upon payment of the Exercise Price, such securities of such other corporation with or into which the Company shall have been merged or consolidated as the Holder would have received if he had immediately prior to such recapitalization, merger or consolidation exercised this Warrant and paid for and received the Warrant Stock.

         11. Applicable Law. This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware.

         11. Notice. Notices and other communications to be given to the Holder of the Warrant evidenced by this certificate or to the Company shall be deemed to have been sufficiently given if made by personal delivery or sent by registered or certified mail, return receipt requested, to the Company at 24955 Pacific Coast Highway, #B202, Malibu, California 90265, and if to the Holder, 9701 Wilshire Boulevard, 9th Floor, Beverly Hills, California 90210, or to such other address as has been made known by such party in the manner required for notice hereunder, with a copy to Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, 750 Lexington Avenue, New York, New York 10022-1200, Attn.: Gabriel Kaszovitz, Esq.

         12. Qualification or Exemption of Option. The sale of the Warrant (and underlying shares of Stock) which is the subject of this agreement has not been qualified with the Commissioner of Corporations of the State of California and the issuance of the Warrant and the underlying shares of Stock or the payment or receipt of any part of the consideration therefore prior to the qualification is unlawful, unless the sale of such





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securities is exempt from qualification by Section 25100, 25102 or 25105 of the
California Corporations code. The rights of all parties to this agreement are expressly conditioned upon the qualification being obtained, unless the sale is so exempt.


IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

                                         JAKKS PACIFIC, INC.


                                         By: /s/ Jack Friedman, President
                                            -------------------------------
                                            Jack Friedman, President





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                                   ASSIGNMENT

(To be executed by the registered holder to effect a transfer of the within Warrant)



For value received
                                                          (the "Assignor")

hereby sells, assigns, and transfers unto

                                        (the "Assignee") this Warrant and the
rights represented thereby to purchase the Warrant Stock (as such term is defined in this Warrant) in accordance with the terms and conditions thereof, and does hereby irrevocably direct any authorized officer of JAKKS PACIFIC, INC. to execute and deliver a new warrant in the name of the Assignee and to cancel this Warrant. All costs in connection with such assignment shall be borne by the Assignor.



Dated:                                             Signed:


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                              WARRANT EXERCISE FORM

(To be executed by the registered holder to exercise the rights to purchase Common Stock evidenced by the within Warrant)


JAKKS PACIFIC, INC.
24955 Pacific Coast Highway, #B202
Malibu, California 90265



         The undersigned hereby irrevocably subscribes for _____ shares of the Warrant Stock (as such term is defined in this Warrant) pursuant to and in accordance with the terms and conditions of this Warrant, and herewith makes payment of $_________ therefor, and requests that a certificate for such shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below, and, if such number of shares shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the remaining shares purchasable hereunder be delivered to the undersigned at the address stated below:


Dated:                                         Signed:

                                               Address: